Poly Announces First Quarter Fiscal 2023 Financial Results

SANTA CRUZ, Calif., - August 11, 2022 - Poly (NYSE: POLY), a global outfitter of professional-grade audio and video technology, today announced first quarter results for the period ended July 2, 2022.

Highlights for the first quarter include:

•GAAP revenues for fiscal Q1 were $416M, a 4% year-over-year decline driven primarily by supply chain constraints impacting all product categories. Headset revenue of $176M and Voice revenue of $65M grew 2% and 7% year over year, respectively, while Video revenues of $123M and Services revenue of $52M declined -11% and -14%, respectively.

•Geographically for fiscal Q1, Americas revenue of $225M was down 1%, EMEA revenue of $120M was down 5%, and APAC revenue of $71M was down 8% from the prior year.

•Fiscal Q1 GAAP gross margins of 40.4% and non-GAAP gross margins of 44.9% were fundamentally flat from the prior year quarter, as higher average selling prices were offset by unfavorable product mix and continued elevated component and logistics costs associated with supply chain disruptions.

•Poly continues to be recognized for its industrial design, industry leading technology, and product innovation. Recent notable awards include: The Red Dot Design Award for the Poly Sync 10 speakerphone and Poly Studio X70; Compass Intel Award for the Voyager Focus 2; iF Design Award for the Poly Studio E70, Poly Studio X70, Voyager Focus 2, Sync 10, and Poly Studio R30; ISE Best of Show Award for the Poly Sync Series, Poly Studio X70 and Studio E70; InfoComm Best of Show Award for the Poly Studio R30; rAVe Reader's Choice Award for the Poly Studio Series; Golden Bridge Award for the Poly Studio E70; TMCnet UC Product of the Year for the Poly Studio E70; and Pandemic Tech Innovation Awards for the Poly Studio P Series.

($ Millions, except percent and per-share data)[1]	Q1 FY23	Q1 FY22
GAAP Revenue	$416	$431
GAAP Gross Margin	40.4%	40.6%
GAAP Operating Loss	($15)	($20)
GAAP Diluted EPS	($0.76)	($0.88)
Cash Flow from Operations	($3)	$1

Non-GAAP Revenue	$416	$432
Non-GAAP Gross Margin	44.9%	44.8%
Non-GAAP Operating Income	$34	$52
Non-GAAP Diluted EPS	$0.37	$0.60
Adjusted EBITDA	$42	$61

1 For further information on supplemental non-GAAP metrics, refer to the Use of Non-GAAP Financial Information and Unaudited Reconciliations of GAAP Measures to Non-GAAP Measures sections below.

Business Outlook

On March 28, 2022, Poly announced it had entered into a definitive agreement to be acquired by HP Inc. (NYSE: HPQ), a leading global provider of workplace solutions, in an all-cash transaction for $40 per share, implying a total enterprise value of approximately $3.3 billion, inclusive of Poly’s net debt.

In light of the pending merger of Poly with HP Inc., Poly will not provide fiscal 2023 guidance and will not hold a conference call to discuss these results.

About Poly

Poly (NYSE: POLY) creates premium audio and video products so you can have your best meeting -- anywhere, anytime, every time. Our headsets, video and audio-conferencing products, desk phones, analytics software and services are beautifully designed and engineered to connect people with incredible clarity. They're pro-grade, easy to use and work seamlessly with all the best video and audio-conferencing services. Poly MeetingAI delivers a broadcast quality video conferencing experience with Poly DirectorAI technology which uses artificial intelligence and machine learning to deliver real-time automatic transitions, framing and tracking, while NoiseBlockAI and Acoustic Fence technologies block-out unwanted background noise. With Poly (Plantronics, Inc. – formerly Plantronics and Polycom), you'll do more than just show up, you'll stand out. For more information visit www.Poly.com.

All other trademarks are the property of their respective owners.

INVESTOR CONTACT: Mike Iburg Vice President, Investor Relations (831) 458-7533	MEDIA CONTACT: Edie Kissko Vice President, Corporate Communications (213) 369-3719

PLANTRONICS, INC.
SUMMARY CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except percentages and per share data)

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended
	July 2,	July 3,
	2022	2021
Net revenues
Net product revenues	$364,208	$371,203
Net services revenues	51,351	59,969
Total net revenues	415,559	431,172
Cost of revenues
Cost of product revenues	231,677	235,196
Cost of service revenues	15,841	20,787
Total cost of revenues	247,518	255,983
Gross profit	168,041	175,189
% of total net revenues	40.4%	40.6%
Operating expenses
Research, development, and engineering	51,269	45,466
Selling, general, and administrative	131,903	120,734
Restructuring and other related charges	(49)	28,972
Total operating expenses	183,123	195,172
Operating loss	(15,082)	(19,983)
% of total net revenues	(3.6)%	(4.6)%

Interest expense	16,121	21,782
Other non-operating expense (income), net	2,922	(692)
Loss before income taxes	(34,125)	(41,073)
Income tax benefit	(1,038)	(4,262)
Net loss	$(33,087)	$(36,811)
% of total net revenues	(8.0)%	(8.5)%

Basic and diluted loss per common share	$(0.76)	$(0.88)
Basic and diluted shares used in computing loss per common share	43,428	42,061

Effective tax rate	3.0%	10.4%

PLANTRONICS, INC.
SUMMARY CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
	July 2,	April 2,
	2022	2022
ASSETS
Cash and cash equivalents	$142,362	$170,000
Short-term investments	11,908	13,703
Total cash and cash equivalents and short-term investments	154,270	183,703
Accounts receivable, net	274,939	277,924
Inventory, net	245,189	234,102
Other current assets	90,918	83,410
Total current assets	765,316	779,139
Property, plant, and equipment, net	124,052	127,021
Purchased intangibles, net	202,437	230,478
Goodwill	796,216	796,216
Deferred tax and other non-current assets	282,678	292,500
Total assets	$2,170,699	$2,225,354

LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY
Accounts payable	$173,252	$168,610
Accrued liabilities	317,219	338,836
Total current liabilities	490,471	507,446
Long-term debt, net	1,501,337	1,500,283
Long-term income taxes payable	66,770	68,082
Other non-current liabilities	118,515	129,381
Total liabilities	2,177,093	2,205,192
Stockholders' (deficit) equity	(6,394)	20,162
Total liabilities and stockholders' (deficit) equity	$2,170,699	$2,225,354

PLANTRONICS, INC.
SUMMARY CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended
	July 2,	July 3,
	2022	2021
Cash flows from operating activities
Net loss	$(33,087)	$(36,811)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities
Depreciation and amortization	36,577	39,833
Amortization of debt issuance cost	1,054	2,937
Stock-based compensation	14,594	10,416
Deferred income taxes	1,243	(5,943)
Provision for excess and obsolete inventories	1,027	5,310
Restructuring and other related charges	(49)	28,972
Cash payments for restructuring charges	(2,859)	(12,230)
Other operating activities	1,323	920
Changes in assets and liabilities
Accounts receivable, net	2,763	(3,758)
Inventory, net	(11,913)	6,326
Current and other assets	9,961	(3,919)
Accounts payable	6,158	12,515
Accrued liabilities	(22,962)	(40,265)
Income taxes	(6,811)	(3,454)
Net cash (used in) provided by operating activities	(2,981)	849

Cash flows from investing activities
Purchases of short-term investments	(65)	(404)
Capital expenditures	(7,132)	(6,052)
Other investing activities	—	(4,000)
Net cash used in investing activities	(7,197)	(10,456)

Cash flows from financing activities
Employees' tax withheld and paid for restricted stock and restricted stock units	(14,243)	(10,225)
Proceeds from issuances under stock-based compensation plans	10	9
Repayments of long-term debt	—	(480,689)
Net cash used in financing activities	(14,233)	(490,905)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(3,227)	805
Net decrease in cash and cash equivalents and restricted cash	(27,638)	(499,707)
Cash and cash equivalents and restricted cash at beginning of period	170,000	696,468
Cash and cash equivalents and restricted cash at end of period	$142,362	$196,761

Use of Non-GAAP Financial Information

To supplement our condensed consolidated financial statements presented on a GAAP basis, we use non-GAAP measures of operating results, including non-GAAP net revenues, non-GAAP gross profit, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income, adjusted EBITDA, and non-GAAP diluted EPS. These non-GAAP measures are adjusted from the most directly comparable GAAP measures to exclude certain non-cash transactions and activities that are not reflective of our ongoing core operations, as further described below. We believe the use of each of these non-GAAP measures provides meaningful supplemental information in assessing our operating performance and liquidity across reporting periods on a consistent basis and are used by management in evaluating financial performance and in strategic planning. These non-GAAP measures may differ from those used by other companies and are not intended to be considered in isolation of, or as a substitute for, financial results prepared in accordance with GAAP. Certain prior year amounts have been reclassified for consistency with current year presentation.

Non-GAAP Adjustments

•Purchase accounting amortization: Represents the amortization of purchased intangible assets recorded in connection with the acquisition of Polycom on July 2, 2018.
•Deferred revenue purchase accounting: Represents the impact of fair value purchase accounting adjustments related to deferred revenue recorded in connection with the acquisition of Polycom on July 2, 2018. The Company's deferred revenue primarily relates to Services revenue associated with non-cancelable maintenance support on hardware devices which are typically billed in advance and recognized ratably over the contract term as those services are delivered. This adjustment represents the amount of additional revenue that would have been recognized during the period absent the write-down to fair value required under purchase accounting guidance.
•Stock compensation expense: Represents the non-cash expense associated with the Company's grant of stock-based awards to employees and non-employee directors.
•Acquisition costs: Represents charges incurred in connection with the Merger Agreement with HP, such as advisory, legal and accounting fees.
•Restructuring and other related charges: Represents costs associated with restructuring plans and reorganization actions aimed at improving the Company’s overall cost structure, realigning resources consistent with its global strategy, and reducing expenses to enable strategic investments in revenue growth. These costs are not reflective of ongoing operations and are primarily associated with reductions in the Company’s workforce, facility related charges due to the closure or consolidation of offices, and other related costs, including legal and advisory services.
•Deferred compensation mark to market: Represents gains and losses driven by the remeasurement of assets and liabilities associated with the Company’s deferred compensation plans. Gains and losses on plan liabilities are recognized within operating expenses, while the offsetting gains and losses on plan assets are recognized within other non-operating income, net.
•Loss, net on litigation settlements: The Company may be involved in various litigation, claims and proceedings that result in payments or recoveries from such proceedings. The related gains and losses incurred are excluded as they are not reflective of ongoing operations.
•Income tax effects: Represents the tax effects of non-GAAP adjustments and other adjustments, depending on the nature of the underlying items. The exclusion of the above-mentioned items eliminates the effect of certain non-recurring and unusual tax items that do not necessarily reflect the Company’s long-term operations. The income tax effects for unusual tax items primarily represents the impact of the tax benefit associated with an IP transfer between wholly-owned subsidiaries, changes in uncertain tax positions, excess stock tax benefit, and the full valuation allowance on United States federal and state deferred tax assets.

PLANTRONICS, INC.
UNAUDITED RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES
(in thousands, except percentages)

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS DATA

	Three Months Ended
	July 2,	July 3,
	2022	2021

GAAP Net revenues	$415,559	$431,172
Deferred revenue purchase accounting	328	1,260
Non-GAAP Net revenues	$415,887	$432,432

GAAP Gross profit	$168,041	$175,189
Purchase accounting amortization	16,472	16,238
Deferred revenue purchase accounting	328	1,260
Acquisition costs	507	—
Stock-based compensation	1,503	1,127
Non-GAAP Gross profit	$186,851	$193,814
Non-GAAP Gross profit %	44.9%	44.8%

GAAP Research, development, and engineering	$51,269	$45,466
Stock-based compensation	(3,100)	(2,007)
Acquisition costs	(355)	—
Non-GAAP Research, development, and engineering	$47,814	$43,459

GAAP Selling, general, and administrative	$131,903	$120,734
Purchase accounting amortization	(11,569)	(14,195)
Stock-based compensation	(9,991)	(7,282)
Acquisition costs	(6,679)	—
Deferred compensation mark to market	1,863	(994)
Other adjustments	(12)	—
Non-GAAP Selling, general, and administrative	$105,515	$98,263

PLANTRONICS, INC.
UNAUDITED RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES
(in thousands)

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS DATA (CONTINUED)

	Three Months Ended
	July 2,	July 3,
	2022	2021

GAAP Operating expenses	$183,123	$195,172
Purchase accounting amortization	(11,569)	(14,195)
Stock-based compensation	(13,091)	(9,289)
Acquisition costs	(7,034)	—
Restructuring and other related charges	49	(28,972)
Deferred compensation mark to market	1,863	(994)
Other adjustments	(12)	—
Non-GAAP Operating expenses	$153,329	$141,722

GAAP Operating loss	$(15,082)	$(19,983)
Purchase accounting amortization	28,041	30,433
Stock-based compensation	14,594	10,416
Acquisition costs	7,541	—
Restructuring and other related charges	(49)	28,972
Deferred revenue purchase accounting	328	1,260
Deferred compensation mark to market	(1,863)	994
Other adjustments	12	—
Non-GAAP Operating income	$33,522	$52,092

PLANTRONICS, INC.
UNAUDITED RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES
(in thousands, except per share data)

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS DATA (CONTINUED)

	Three Months Ended
	July 2,	July 3,
	2022	2021
GAAP Net loss	$(33,087)	$(36,811)
Purchase accounting amortization	28,041	30,433
Stock-based compensation	14,594	10,416
Acquisition costs	7,541	—
Restructuring and other related charges	(49)	28,972
Deferred revenue purchase accounting	328	1,260
Deferred compensation mark to market	(3)	4
Other adjustments	12	—
Income tax effect of above items	1,717	(5,381)
Income tax effect of unusual tax items	(2,600)	(2,377)
Non-GAAP Net income	$16,494	$26,516

GAAP Diluted loss per common share	$(0.76)	$(0.88)
Purchase accounting amortization	0.62	0.69
Stock-based compensation	0.32	0.24
Acquisition costs	0.17	—
Restructuring and other related charges	—	0.66
Deferred revenue purchase accounting	0.01	0.03
Deferred compensation mark to market	—	—
Other adjustments	—	—
Income tax effect	(0.02)	(0.18)
Effect of anti-dilutive securities[1]	0.03	0.04
Non-GAAP Diluted earnings per common share	$0.37	$0.60

Shares used in diluted (loss) earnings per common share calculation:
GAAP	43,428	42,061
Non-GAAP	45,063	43,843

PLANTRONICS, INC.
UNAUDITED RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES
(in thousands)

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS DATA (CONTINUED)

	Three Months Ended					Twelve Months Ended
	July 3,	October 2,	January 1,	April 2,	July 2,	July 2,
	2021	2021	2022	2022	2022	2022
GAAP Net income (loss)	$(36,811)	$96,785	$(11,164)	$(30,893)	$(33,087)	$21,641
Income tax benefit	(4,262)	(102,567)	(9,604)	(3,722)	(1,038)	(116,931)
Interest expense	21,782	16,141	15,948	15,840	16,121	64,050
Other non-operating (income) expense, net	(692)	23	(995)	1,955	2,922	3,905
Deferred revenue purchase accounting	1,260	1,054	907	468	328	2,757
Stock-based compensation	10,416	11,573	12,225	13,946	14,594	52,338
Acquisition costs	—	—	—	9,530	7,541	17,071
Restructuring and other related charges	28,972	2,607	2,398	960	(49)	5,916
Deferred compensation mark to market	994	13	910	(908)	(1,863)	(1,848)
Other adjustments	—	(376)	—	(315)	12	(679)
Depreciation and amortization	39,833	36,292	36,671	36,330	36,577	145,870
Adjusted EBITDA	$61,492	$61,545	$47,296	$43,191	$42,058	$194,090